Exhibit 99.2

CONDITIONAL CONSENT TO
PAYCHECK PROTECTION PROGRAM LOAN

This Conditional Consent to Paycheck Protection Program Loan (this “Consent”), dated as of April 19, 2020, is made by and between CROWN CRAFTS, INC., a Delaware corporation (“CCI”); SASSY BABY, INC. f/k/a Hamco, Inc., a Louisiana corporation (“Sassy”); CAROUSEL DESIGNS, LLC, a Delaware limited liability company (“Carousel”); and NOJO BABY & KIDS, INC. f/k/a Crown Crafts Infant Products, Inc., a Delaware corporation (together with CCI, Sassy and Carousel, the “Companies” and each a “Company”); and THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation (“CIT”).

The Companies and CIT have entered into that certain Financing Agreement, dated July 11, 2006 (as amended or otherwise modified from time to time, the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

Pursuant to the Paycheck Protection Program (“PPP”) created under the Coronavirus Aid, Relief, and Economic Security Act (as in effect from time to time, the “Act”) and administered by the U.S. Small Business Administration (“SBA”), Borrower intends to obtain an unsecured loan CIT Bank, N.A. in an amount not to exceed $10,000,000, which loan: (a) will have an interest rate of 1.0%, a two-year term, a six-month payment deferral period, be 100% guaranteed by the SBA and forgivable under the terms of the Act and the SBA’s rules for the PPP (the “PPP Loan”) ; and (b) would give rise to an event of default under the Agreement absent this Consent. Borrower has requested that CIT consent to the PPP Loan subject to the terms and conditions set forth herein.

In consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     Conditional Consent. Subject to the terms and conditions set forth herein, effective as of April 19, 2020, CIT hereby consents to the incurrence of and, so long as no default or event of default under the Agreement or any related document shall have occurred and be continuing on the date of such payment or would result therefrom, the making of any payments on the PPP Loan.

This Consent shall automatically be rescinded with the same effect as if it were never provided upon the occurrence of any of the following: (a) Borrower shall have failed to request to have forgiven, and to have complied with all requirements relating to such request, the maximum amount of any principal and accrued interest that is eligible for forgiveness under the Act and the SBA’s rules for the PPP Loan (to the extent such amounts are not permitted under the Agreement absent this Consent); (b) any proceeds of the PPP Loan are used for a purpose other than one permitted under the Act and the SBA’s rules for the PPP; (c) the amount of the PPP Loan exceeds the amount that Borrower is entitled to borrow under the Act or the SBA’s rules for the PPP and Borrower does not promptly repay those amounts upon receiving notice thereof; (d) the PPP Loan shall at any time and for any reason cease to be unsecured or 100% guaranteed by the SBA; (e) any representation, warranty, certification or statement made or deemed made by or on behalf of Borrower herein or in any application submitted for the PPP Loan, or any documentation provided by Borrower to CIT in connection therewith, shall be incorrect, false or misleading in any material respect when made or deemed made; or (f) there shall occur a default or event of default under any note or other agreement evidencing the PPP Loan (the “PPP Loan Documents”). Upon rescission of this Consent, all defaults and/or events of default that would have arisen absent this Consent as a result of the PPP Loan shall be deemed to have occurred under the Agreement on the date the PPP Loan was made and be continuing.

SECTION 2.     Conditions to Initial Effectiveness. The effectiveness of this Consent is subject to the satisfaction of the following conditions: (a) the execution and delivery of this Consent by the parties hereto; (b) the representations and warranties in Section 3 hereof being true, correct and complete in all material respects; (c) no default or event of default under the Agreement shall have occurred and be continuing, except for any default or event of default occurring because of the incurrence of the PPP Loan; (d) receipt by CIT of a copy of Borrower’s application for the PPP Loan and each of the PPP Loan Documents (which shall be in form and substance satisfactory to CIT); and (e) the SBA’s acceptance, whether through the issuance of an ETRAN number or other official acceptance method, of Borrower’s application for the PPP Loan and lender’s application for the PPP loan guaranty delivered in connection with the PPP Loan.

SECTION 3.     Representations, Warranties and Covenants. Borrower hereby represents, warrants and covenants to CIT as follows: (a) Borrower is validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority to execute, deliver and perform its obligations under this Consent; (b) the execution, delivery and performance by Borrower of this Consent have been duly authorized by all necessary action; (c) no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any governmental authority or any other person, is required to authorize or permit Borrower to (i) incur the PPP Loan, or (ii) execute, deliver and perform the PPP Loan Documents and this Consent, in each case other than such as have been obtained on or prior to the date hereof; (d) each of the representations and warranties set forth in the Agreement are true and correct in all material respects (without duplication of any materiality qualifier), except to the extent that any such representation or warranty relates to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier); (e) this Consent constitutes the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability; (f) except for any default or event of default occurring as a result of the PPP Loan, no default or event of default currently exists or would arise after giving effect to this Consent or the consummation of the transactions contemplated hereunder; and (g) Borrower will promptly provide CIT with copies of all documents relating to the PPP loan, including any future request for forgiveness of the PPP Loan and all supporting documentation for the forgiveness of the PPP Loan, such as payroll tax filings, cancelled checks and other payment documentation related to the use of proceeds of the PPP Loan.

SECTION 4.      Miscellaneous. This Consent may be executed in any number of counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Consent. This Consent may be executed and/or delivered via “Docusign” or other electronic means or by facsimile or electronic mail. Each party hereto expressly consents to the use of an electronic version of this Consent to embody the entire agreement and understanding between the parties.  An authorized, electronically-affixed or digitally-affixed signature, when received shall be binding for all purposes as if an original signature. The illegality or unenforceability of any provision of this Consent shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Consent. This Consent embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements and understandings of such persons, verbal or written, relating to such subject matter. This Consent shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of such parties and the successors and permitted assigns of CIT. Except as expressly set forth herein, this Consent shall not be deemed to: (a) constitute a consent to or waiver of any term or provision in, or default, event of default or other breach under, the Agreement or any related document, each of which shall continue unmodified and in full force and effect and is hereby ratified and reaffirmed; (b) constitute a waiver of any right or remedy of CIT under the Agreement or any related document (all such rights and remedies being hereby expressly reserved); (c) establish a custom or course of dealing or conduct between the parties.

Each of the undersigned has caused this Consent to be duly executed and delivered as of the date first above written.

COMPANIES: CROWN CRAFTS, INC. SASSY BABY, INC. CAROUSEL DESIGNS, LLC NOJO BABY & KIDS, INC.

By:	/s/ Olivia Elliott
Olivia Elliott
CFO

CIT:

THE CIT GROUP/COMMERCIAL SERVICES, INC.

By:	/s/ Vernon Wells
Vernon Wells Vice President